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                                                                    EXHIBIT 10-J
                                                                    ------------



                                                  UNITRODE CORPORATION
                                                  7 CONTINENTAL BOULEVARD
                                                  MERRIMACK
                                                  NEW HAMPSHIRE 03054-4334
                                                  TEL (603) 424-2410
[UNITRODE LOGO]                                   FAX (603) 429-8771


August 9, 1993


Mr. Robert L. Gable
35 Sunset Rock Road
Andover, MA  01810


Dear Mr. Gable:

This letter shall serve as the Restricted Stock Award Agreement (the "Agreement") between you and Unitrode Corporation (the "Corporation"). In consideration of services rendered by you to the Corporation, the Board of Directors of the Corporation has determined to award to you 20,000 shares (the "Shares") of the common stock of the Corporation. The award is effective as of August 9, 1993 (the "Award Date").

This award is made upon the terms, conditions, restrictions and other provisions of the Agreement set forth herein, as follows:


1.     RESTRICTIONS AND CASH BONUS
       ---------------------------

       (a) During the period of five years after the Award Date, you shall not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of the Shares awarded to you except for Shares which have become vested, as hereinafter provided, and except that title to Shares which have not vested may pass on your death to your personal representative, provided such Shares shall otherwise remain subject to all of the provisions of this Section.

       (b) Shares shall vest over said five-year period upon the satisfaction by you of the condition that you continue to be employed by the Corporation or any subsidiary as of each vesting date.

       (c) On each anniversary of the Award Date during said five-year period, if you are employed by the Corporation or any subsidiary, twenty percent (20%) of the Shares shall become vested. Any Shares that do not become vested hereunder shall be forfeited and conveyed to the Corporation.




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                                                                 ROBERT L. GABLE
                                                                  AUGUST 9, 1993
                                                                         PAGE 2.


       (d) As soon as practicable after Shares have become vested, the Corporation shall pay a cash bonus to you equal to the lesser of
               (i) one hundred percent (100%) of the fair market value of such Shares multiplied by a fraction, the numerator of which is the maximum marginal Federal income tax rate then in effect and the denominator of which is 100% minus such tax rate; and (ii) two hundred percent (200%) of the fair market value of such Shares as of the Award Date. In any event, the aggregate of the cash bonuses paid in connection with Shares which have become vested shall not be greater than the fair market value of the Shares awarded to you determined as of the Award Date.

       (e) If you should die or become totally disabled prior to the expiration of said five-year period, all of the Shares awarded to you which have not yet become vested shall be forfeited and conveyed to the Corporation except for that number of such Shares which would have become vested on the next anniversary of the Award Date, if you had not died or become disabled. Such number of Shares shall then become vested and a cash bonus computed in accordance with subsection (d) of this Section shall be paid in respect thereof to you or your estate.

       (f) Notwithstanding any other provision of this Section or of any other Sections of this Agreement, all Shares awarded hereunder which have not yet become vested or been forfeited to the Corporation shall become vested in the event of a change in control of the Corporation, and the Corporation shall then pay a cash bonus in accordance with subsection (d) hereof in respect to all such shares.


2.     PROVISIONS RELATING TO SECURITIES ACT
       -------------------------------------

      (a) Shares shall be registered in your name on the stock and transfer records of the Corporation and stock certificates delivered as soon as practicable following the Award Date; provided, however, that if at any time the Board of Directors of the Corporation shall determine that the listing upon any securities exchange or the registration or qualification under any federal or state law of the Shares to be awarded, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the award of such Shares, registration on the stock and transfer records and delivery of stock certificates may be delayed until such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors.


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                                                                 ROBERT L. GABLE
                                                                  AUGUST 9, 1993
                                                                         PAGE 3.


       (b) Delivery of Shares shall be made from shares of authorized but unissued common stock of the Corporation.

       (c) Notwithstanding any other provision of this Agreement, the Corporation may delay registration on its stock and transfer records and delivery of stock certificates until one of the following conditions shall have been satisfied:

                    (i) The Shares to be awarded at the time of the award effectively registered under the Securities Act of 1993 as now in force or hereafter amended (the "Act");

                    (ii) A no-action letter in respect of the award of such Shares shall have been obtained by the Corporation from the Securities and Exchange Commission; or

                    (iii) Counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under the Act.

        Moreover, unless the Shares to be awarded have been effectively registered under the Act, the Corporation shall be under no obligation to make any award of Shares unless you shall first give a written representation to the Corporation, satisfactory in form and scope to the Corporation's counsel and upon which in the opinion of such counsel the Corporation may reasonably rely, that you are acquiring the Shares awarded to you as an investment and not with a view to or for sale in connection with any distribution of any shares in violation of the Act. Each certificate representing shares of stock delivered pursuant to an award and any certificates issued in replacement thereof shall bear a legend referring to such investment representation.

       (d) The Corporation shall undertake to use its best efforts to register the Shares awarded under the Act on Form S-3 within one year of the Award Date.


3.      DEPOSIT OF SHARES IN ESCROW
        ---------------------------

        In light of the restrictions imposed by this Agreement, certificates of stock representing Shares awarded under the Plan shall bear a legend to the effect that the Shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Agreement and the transfer agent for the common stock of the Corporation shall be so instructed. Further, you shall deposit such certificates together with a
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                                                                 ROBERT L. GABLE
                                                                  AUGUST 9, 1993
[UNITRODE LOGO]                                                          PAGE 4.


        stock power or other instrument of transfer, appropriately endorsed in blank with signatures guaranteed, with an escrow agent designated by the Executive Compensation Committee of the Board of Directors under a deposit agreement requiring the Shares to be held in escrow until the restrictions as to such Shares imposed by Section 1 shall have lapsed, and containing such other terms and conditions as the Committee shall approve, all expenses of any such escrow to be borne by the Corporation. During the period while the Shares are held in escrow, you, as the registered holder of such Shares, shall be entitled to vote the same and to receive all dividends declared thereon.


4.      LISTING OF STOCK
        ----------------

        So long as the common stock of the Corporation is listed on the New York Stock Exchange, the Corporation shall take any necessary steps so that the Shares awarded to you are listed by the Exchange or will be so listed upon notice of issuance.


5.      NO CONTRACTUAL RIGHT TO PARTICIPATE AND NO RIGHT TO CONTINUED EMPLOYMENT
        ------------------------------------------------------------------------

        Nothing herein shall be deemed to give you or your legal representatives or assigns, or any other person claiming under or through you, any contractual or other right to participate in the benefits of this Agreement. Nothing herein and no action or award hereunder shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation to employ or retain you in its employ for any specific period of time.


6.      TRANSFERABILITY
        ---------------

        Except as otherwise specifically provided herein, no right or interest hereunder shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any


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                                                                 ROBERT L. GABLE
                                                                  AUGUST 9, 1993
[UNITRODE LOGO]                                                          PAGE 5.


        other manner (except devolution by death); and no such right or interest shall be subject to any obligation or liability of yours.


7.      WITHHOLDING OF INCOME TAXES
        ---------------------------

        The Corporation shall have the right to deduct from any cash bonus paid hereunder any federal, state or local taxes required by law to be withheld with respect to any event hereunder which results in taxable income to you.


Would you please sign and return the enclosed copy of this letter to evidence your acceptance of the award and your agreement to the terms and conditions contained herein.



                                             UNITRODE CORPORATION



                                             ------------------------
                                             Allan R. Campbell
                                             Senior Vice President
                                             and General Counsel



AGREED AND ACCEPTED:



--------------------
Robert L. Gable
August 9, 1993